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                                                                 EXHIBIT 10.40-F

                 CONSENT AND AMENDMENT NO. 6 TO LOAN DOCUMENTS
                 ---------------------------------------------


                                                                January 29, 1999

Foothill Capital Corporation
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, California 90025


Ladies and Gentlemen:

     Foothill Capital Corporation ("Foothill") and KPR Sports International, Inc. ("KPR") and RYKA Inc. ("Ryka", and together with KPR, individually, "Borrower" and collectively, "Borrowers") have entered into certain financing arrangements pursuant to the Amended and Restated Loan and Security Agreement dated as of December 15, 1997 ("Restated Loan Agreement") by and among Foothill and Borrowers as amended by Consent, Amendment No. 1 to Loan Documents and Subordination Agreement, dated January 28, 1998, Amendment No. 1 to Amended and Restated Loan and Security Agreement dated February 20, 1998, Consent, Amendment No. 2 to Loan Documents and Waiver as to Certain Events of Default dated March 25, 1998, and Consent and Amendment No. 3 to Loan Documents dated as of May 12, 1998 and Amendment No. 4 to Loan Documents and Waiver, dated July __, 1998, Amendment No. 5 to Loan Documents, dated December 3, 1998 (collectively, the "Loan Agreement") and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement as the same are amended hereby, and as the same may be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Loan Documents"). All capitalized terms used herein shall have the meanings assigned thereto in the Restated Loan Agreement, unless otherwise defined herein.

     Borrowers have requested that Foothill consent to (a) the formation of a new indirectly wholly-owned subsidiary of Global Sports, Inc. (the "Holding Company"), namely, G.S.I., Inc., a Delaware corporation (the "IP Subsidiary"), which will, subject to the conditions hereof, acquire from the Borrowers and Apex (i) all of the registered and unregistered trademarks, trade names, trade styles, logos, service marks and artwork related thereto listed on the Schedule annexed hereto as Exhibit "A", together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith and all applications, registrations and renewals in connection therewith (collectively, the "Assigned Trademarks"), and (ii) all of the patents listed on the Schedule annexed hereto as "Exhibit B", together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith and all applications, registrations and renewals in connection therewith (collectively, the "Assigned Patents"), subject to the assignments, liens and security interests granted by Borrowers and Apex in favor of Lender pursuant to and in accordance with the Loan Documents, and
(b) amend the Loan Agreement in connection with the foregoing.

     Foothill is willing to consent to the foregoing subject to the terms and conditions contained herein, including, without limitation, the execution and delivery of a Continuing Guaranty by the IP Subsidiary in favor of Foothill, together with other security agreements and
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instruments as required by Foothill. By this Consent and Amendment, Foothill and
Borrowers desire and intend to evidence such consent and amendments.

     In consideration of the foregoing, the parties hereto agree as follows:

     1.  Restated Loan Agreement Definitions.
         -----------------------------------

          (a) The Restated Loan Agreement's definition of "Corporate Guarantors" in Section 1.1 thereof is hereby deleted in its entirety and the following substituted therefor:

               "Corporate Guarantors" means Apex, MR Management, Holding Company
                --------------------
               and G.S.I., Inc.

          (b) The following definition is hereby added to Section 1.1 of the Restated Loan Agreement:

               "G.S.I., Inc." means G.S.I., Inc., a Delaware corporation.
                ------------

          (c) The Restated Loan Agreement's definition of "Guarantors" set forth in Section 1.1 thereof is hereby deleted in its entirety and the following substituted therefor:

               "Guarantors" means Apex, MR Management, Holding Company, G.S.I.,
                ----------
               Inc. and Rubin.

     2.  Schedule 5.8.  Schedule 5.8 of the Restated Loan Agreement is hereby
         ------------
amended by adding the following to the end thereof:

               -    G.S.I., INC.
                    -    DELAWARE CORPORATION
                    -    100 SHARES OF COMMON STOCK AUTHORIZED
                    - 10 SHARES OWNED BY KPR WHICH IS 33 1/3% OF THE ISSUED AND OUTSTANDING STOCK
                    - 10 SHARES OWNED BY RYKA WHICH IS 33 1/3% OF THE ISSUED AND OUTSTANDING STOCK
                    - 10 SHARES OWNED BY APEX WHICH IS 33 1/3% OF THE ISSUED AND OUTSTANDING STOCK

     3.  Consent to Formation of Subsidiary.  Pursuant to Section 7.13 of the
         ----------------------------------
Restated Loan Agreement and any other applicable provision of the Loan Documents, Borrowers and Apex hereby request and Lender hereby consents to the formation of G.S.I., Inc., a Delaware corporation, to be owned by the Borrowers and Apex as set forth on Schedule 5.8 of the Restated Loan Agreement.

     4.  Section 7.1 of the Restated Loan Agreement.  Section 7.1 of the
         ------------------------------------------
Restated Loan Agreement is hereby amended to include the following additional clause (h):

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          (h)  Indebtedness to G.S.I., Inc., provided, that, such Indebtedness
                                             --------  ----
          shall at all times be subject to a Subordination Agreement between G.S.I., Inc. and Lender in form and substance satisfactory to Lender.

     5.  Consent to Transfer of Assigned Trademarks and Assigned Patents to IP
         ---------------------------------------------------------------------
Subsidiary.  Pursuant to Sections 7.3, 7.4 and 7.14 of the Restated Loan
----------
Agreement and any other applicable provisions of the Loan Documents requiring the consent or approval by Lender, Lender hereby further consents to the transfer by Borrowers and Apex to IP Subsidiary of all of the Assigned Trademarks and Assigned Patents and the licensing of such Assigned Trademarks and Assigned Patents by IP Subsidiary to the Borrowers and Apex, respectively, in accordance with the License Agreements (as such term is defined below), provided, that:
--------  ----

          (a) Lender shall have received, in form and substance satisfactory to Lender, an absolute and unconditional Continuing Guaranty by IP Subsidiary of payment and performance of all of the Obligations of Borrowers, secured by first and only security interests in favor of Lender granted by IP Subsidiary on all of its existing and future assets, including, but not limited to, all existing and future trademarks and patents, including all of the Assigned Trademarks and Assigned Patents and other intellectual property;

          (b) Lender shall have received, in form and substance satisfactory to Lender, a written agreement from IP Subsidiary granting Lender the right to use any of the Assigned Trademarks and Assigned Patents and any of the other intellectual property owned by IP Subsidiary, in order that Lender shall have the right to exercise its rights and remedies and otherwise deal with the Assigned Trademarks and Assigned Patents including, without limitation, the right to complete all work-in-process and other inventory and sell the Inventory of Borrowers and Apex with the Assigned Trademarks and Assigned Patents affixed to such Inventory;

          (c) Borrowers and Apex shall have delivered, or cause to be delivered, to Lender, true, correct and complete copies of the documents, agreements and instruments executed and/or delivered by Borrowers, Apex and IP Subsidiary in connection with the transfer of the Assigned Trademarks and Assigned Patents by Borrowers and Apex to IP Subsidiary and the licensing arrangements entered into among Borrowers, Apex and IP Subsidiary;

          (d) Borrowers shall have delivered, or cause to be delivered, to Lender, a copy of the Certificate of Incorporation of IP Subsidiary certified to by the Secretary of State of Delaware and any amendments thereto together with a Good Standing Certificate certified by the Secretary of State of Delaware on the date hereof;

          (e) Borrowers shall have delivered, or cause to be delivered, a true and complete copy of the By-Laws of IP Subsidiary certified by the corporate secretary of IP Subsidiary;

          (f) Borrowers shall have delivered, or cause to be delivered, to Lender, a true

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and complete copy of the resolutions of the Board of Directors of IP Subsidiary, with shareholders' consent, certified by the corporate secretary, authorizing the execution of the guarantee and security agreements delivered in favor of Lender hereunder, in form and substance satisfactory to Lender;

          (g) Borrowers shall have delivered, or cause to be delivered, to Lender, UCC, tax lien and judgments reports from a search company acceptable to Lender for each of the jurisdictions in which IP Subsidiary maintains assets and has its chief executive office evidencing that no UCC financing statements have been filed by any Person against IP Subsidiary, except Lender, and that there are no tax liens or judgments filed or entered against IP Subsidiary;

          (h) Each of the Borrowers and Apex shall have delivered, or cause to be delivered, to Lender a true and complete copy of the resolutions of each Board of Directors with shareholder's consent, certified by the corporate secretary, authorizing the formation of IP Subsidiary, the assignment of the Assigned Trademarks and Assigned Patents to IP Subsidiary and the license of IP Subsidiary to Borrowers and Apex, respectively, of the right to use the Assigned Trademarks and the Assigned Patents;

          (i) Borrowers shall have delivered, or cause to be delivered, to Lender, in form and substance satisfactory to Lender, such opinions of counsel to Borrowers, Apex and IP Subsidiary with respect to the transactions contemplated among Borrowers, Apex and IP Subsidiary and other matters as Lender may request.

     6.  Representations and Warranties.  In addition to, and not in limitation
         ------------------------------
of, the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers to Foothill pursuant to the Loan Documents, each Borrower hereby represents, warrants and covenants with and to Foothill as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Documents):

          (a) As of the date hereof, and after giving effect to the consents set forth in paragraphs 3, 4 and 5 hereof, there exists no Event of Default and no condition or event or other state of facts which, with the giving of notice or lapse of time, or both, would constitute an Event of Default.

          (b) This Consent and Amendment has been duly executed and delivered by each Borrower and each Guarantor and is in full force and effect as of the date hereof, and the agreements and obligations of each Borrower and each Guarantor contained herein constitute legal, valid and binding obligations of each Borrower and each Guarantor enforceable against each Borrower and each Guarantor in accordance with their respective terms.

          (c) All of the representations and warranties set forth in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as if made on the date hereof, after giving effect to the consents set forth in paragraphs 3, 4 and 5 hereof and the consummation of the formation of the IP Subsidiary and the transactions

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contemplated by the transfer of the Assigned Trademarks and Assigned Patents to the IP Subsidiary, except to the extent any such representation or warrant is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

          (d) Borrowers have delivered to Foothill true, complete and correct executed or execution copies (to the extent a fully executed copy has not be delivered to either Borrower) of the (i) Purchase Agreement between Ryka and the IP Subsidiary, (ii) the Purchase Agreement between KPR and the IP Subsidiary,
(iii) the Purchase Agreement between Apex and the IP Subsidiary, (iv) the Assignment between Ryka and the IP Subsidiary, (v) the Assignment between KPR and the IP Subsidiary, (vi) the Assignment between Apex and the IP Subsidiary,
(vii) the License Agreement between Ryka and the IP Subsidiary, (viii) the License Agreement between KPR and the IP Subsidiary, and (ix) the License Agreement between Apex and the IP Subsidiary, including all Schedules and Exhibits thereto (the agreements referred to in clauses (vii) through (ix) hereof are collectively referred to herein as the "License Agreements"), and all documents, instruments and agreements executed, or to be executed, and delivered in connection therewith.

     7.  Conditions Precedent.  The consent and amendments herein shall be
         --------------------
effective upon the receipt by Foothill of a counterpart of this Consent and Amendment, duly authorized, executed and delivered by Borrowers and Guarantors and the receipt by Foothill of all documents described in Paragraph 5 hereof, duly authorized, executed and delivered by Borrowers, Apex and/or IP Subsidiary as the case may be.

     8.  Effect of this Consent and Amendment.
         ------------------------------------

          (a) Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of any conflict between the terms hereof and the other Loan Documents, the terms hereof shall control.

          (b) In addition to, and not in limitation of, any term or provision contained in the Loan Agreement or any other Loan Document that prohibits the disposal of assets of any Borrower or Guarantor, including, without limitation,
Section 7.4 of the Restated Loan Agreement, none of Borrowers or Guarantors shall, without the prior written consent of Foothill in each instance, dispose of any assets of any Borrower or Guarantor to any Person.

     9.  Further Assurances.  The parties hereto shall execute and deliver such
         ------------------
additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Consent and Amendment.

     10.  Governing Law.  The rights and obligations hereunder of each of the
          -------------
parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

     11.  Binding Effect.  This Consent and Amendment shall be binding upon and
          --------------
inure to

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the benefit of each of the parties hereto and their respective successors and assigns.

     12.  Counterparts.  This Consent and Amendment may be executed in any
          ------------
number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Consent and Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereof.

     Please sign the enclosed counterpart of this Consent and Amendment in the space provided below, whereupon this Consent and Amendment, as so accepted by Foothill, shall become a binding agreement among Borrowers and Foothill.

                              Very truly yours,

                              KPR SPORTS INTERNATIONAL, INC.

                              By: /s/ Michael Rubin
                                 --------------------------------

                              Title: President
                                    -----------------------------


                              RYKA, INC.

                              By: /s/ Michael Rubin
                                 --------------------------------

                              Title: C.E.O
                                    -----------------------------

AGREED:

FOOTHILL CAPITAL CORPORATION

By: /s/ Erik R. Sawyer
   --------------------------

Title: Vice President
      -----------------------

                      [SIGNATURES CONTINUE ON NEXT PAGE]

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                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


ACKNOWLEDGED AND AGREED TO
IN ALL RESPECTS:

APEX SPORTS INTERNATIONAL, INC.

By: /s/ Michael Rubin
   --------------------------

Title: President
      -----------------------


MR MANAGEMENT INC.

By: /s/ Michael Rubin
   --------------------------

Title: President
      -----------------------


GLOBAL SPORTS, INC.

By: /s/ Michael Rubin
   --------------------------

Title: C.E.O.
      -----------------------


G.S.I., INC.

By: /s/ Dennis R. Rubisch
   --------------------------

Title: Vice President
      -----------------------


/s/ Michael Rubin
-----------------------------
MICHAEL RUBIN

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